                                                                   Exhibit 10.25

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER
        THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE
            SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD,
           TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1)
            PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH
        SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN
         AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO
       THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE
                       STATE SECURITIES AND BLUE SKY LAWS.

         THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY
        ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT
             CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE
         "SUBORDINATION AGREEMENT") DATED AS OF AUGUST 2, 2004 AMONG TA
     SUBORDINATED DEBT FUND, L.P., TA INVESTORS II, L.P., LAMANDO CHARITABLE
         REMAINDER UNITRUST UNDER AGREEMENT DATED MAY 15, 2004, MADISON
          CAPITAL FUNDING LLC, AS SUBORDINATED CREDITOR, LIBMAN FAMILY
       HOLDINGS LLC, CLAYTON GRP, INC. (THE "COMPANY") AND MADISON CAPITAL
      FUNDING LLC, AS ADMINISTRATIVE AGENT ("ADMINISTRATIVE AGENT"), TO THE
        INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANY PURSUANT TO
       THAT CERTAIN CREDIT AGREEMENT DATED AS OF AUGUST 2, 2004 AMONG THE
        COMPANY, ADMINISTRATIVE AGENT AND THE FINANCIAL INSTITUTIONS FROM
        TIME TO TIME PARTY THERETO, AS SUCH CREDIT AGREEMENT HAS BEEN AND
          HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
       FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS
            UNDER THAT AGREEMENT AS CONTEMPLATED BY THE SUBORDINATION
        AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE
         HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE
                            SUBORDINATION AGREEMENT.

                                SUBORDINATED NOTE

$265,748.85                                                       August 2, 2004

     FOR VALUE RECEIVED, the undersigned, Clayton GRP, Inc., a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of TA INVESTORS II, L.P. (the "NOTEHOLDER") the principal sum of $265,748.85, together with interest on the unpaid principal amount from time to time outstanding at the rate or rates and computed and payable at the times as described in the Note Purchase Agreement (as hereinafter defined). Payments of the principal hereof shall be made as provided in the Note Purchase Agreement. Notwithstanding any other provision of this note, the entire balance of principal and accrued and unpaid interest shall be paid in full on August 2, 2010.


                                                               SUBORDINATED NOTE

     This note is one of the Notes referred to in the Subordinated Note Purchase Agreement dated as of August 2, 2004 (as the same may be amended, modified or supplemented from time to time, the "NOTE PURCHASE AGREEMENT") by and among the Borrower, the Guarantors, and the Noteholders named therein. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note Purchase Agreement.

     Subject to, and at all times in accordance with, the provisions of the Note Purchase Agreement (i) the Borrower shall have the right, at any time, to voluntarily prepay all or any part of the outstanding principal amount of this note, and (ii) the Noteholder shall have the right to require the Borrower to repurchase this note upon the occurrence of a Mandatory Repurchase Event.

     In addition to the payment of interest as provided above, the Borrower shall, on demand, pay interest on any overdue installments of principal and, to the extent permitted by applicable law, on overdue installments of interest at the rate set forth in, and in accordance with the provisions of, the Note Purchase Agreement.

     The holder of this note is entitled to all the benefits and rights of a Noteholder under the Note Purchase Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion thereof, shall become immediately due and payable. Notwithstanding anything in this note to the contrary, the terms and provisions of this note shall at all times be governed by and subject to all of the terms and provisions of the Note Purchase Agreement. To the extent that there is any conflict with, or inconsistency between, the terms and provisions of this note and the terms and provisions of the Note Purchase Agreement, the terms and provisions of the Note Purchase Agreement shall at all times govern and control.

     The Borrower hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

     No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

     The terms and provisions of this note are subject to the terms and provisions of the Note Purchase Agreement, including, without limitation, its dispute resolution provisions.

                                                               SUBORDINATED NOTE

     This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).


                                        CLAYTON GRP, INC.


                                        By: /s/ Brian C. Newman
                                            -------------------
                                            Name:  Brian C. Newman
                                            Title: Chief Financial Officer


                                                               SUBORDINATED NOTE